Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

412-288-1900 Phone
www.federatedinvestors.com

[Graphic}

August 10, 1998


Dear Valued Shareholder:

I would like to share some good news with you. James E. Grefenstette, the portfolio manager of Federated Growth Strategies Fund, has been recently recognized as one of the nation's best fund managers. Jim was ranked 14th in Barron's annual ranking, conducted by Value Line, which lists the top 100 stock fund managers who have consistently outperformed other managers in at least the past three years through June 30, 1998. The complete list is published in the July 20, 1998 issue of Barron's.

The qualities that earned Jim this recognition are typical among Federated fund managers. As the article points out, the folks on this list all achieved their results without taking undue risk-an approach that should serve them well if the "bear" ever returns to Wall Street.

Mr. Grefenstette, Vice President of Federated Management, joined Federated in 1992 and has managed the fund since 1994. He selects large U.S. companies for a measure of stability and mid-size U.S. companies for greater growth potential. Says Jim, "We believe the market will recognize that the premium being paid for consistency and liquidity is excessive, and investor sentiment will swing back toward mid-cap stocks."

You are to be congratulated for selecting Federated Growth Strategies Fund to pursue your investment objective of long-term capital growth. As of June 30, 1998, the fund's Class A Shares average annual total returns based on maximum offering price were 19.97% for 1 year, 17.25% for 5 years, and 14.94% for 10 years.*

Thank you for entrusting a portion of your wealth in Federated Growth Strategies Fund. Your questions, comments, or suggestions about your fund are always welcome.
Very sincerely yours,



Richard B. Fisher
Chairman
Federated Securities Corp.

Enclosure

P.S. The enclosed Semi-Annual Report includes data that was inadvertently omitted from the Financial Highlights section in the edition you received earlier. We apologize for the error and can assure you that the additional expenses incurred have not been charged to the fund itself.

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. These figures reflect the maximum 5.50% sales charge applicable to an investment in Class A Shares. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

[Graphic]

Federated
Growth Strategies Fund

14TH SEMI-ANNUAL REPORT
APRIL 30, 1998

ESTABLISHED 1984

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present its 14th Semi-Annual Report. This report covers the first half of the fund's fiscal year which is the six-month period from November 1, 1997 through April 30, 1998. It begins with a discussion with the fund's portfolio manager Jim E. Grefenstette, Vice President of Federated Management. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing long-term investment performance. Second is a complete listing of the fund's stock holdings. Third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large- capitalization stocks selected for their strong price and earnings momentum. The fund's portfolio includes common stocks representing the 12 industry sectors with many familiar names that you will recognize immediately: General Electric, Travelers Group, and Merck, to name a few.

The fund weathered a difficult fourth quarter of 1997 when the market reacted negatively to Asian market difficulties. The fund subsequently participated in the market rally during the first quarter of 1998 and outpaced the average growth fund from the beginning of the year through April 30, 1998. The fund's returns were primarily the result of price appreciation of the securities in the fund's portfolio. Individual share class total return performance, including capital appreciation, income dividends, and realized gains follows.*

                  TOTAL            CAPITAL            NET ASSET
                 RETURN   INCOME    GAINS           VALUE CHANGE
 Class A Shares  13.19%   $0.00     $6.39     $31.54 to $28.38 = (10%)
 Class B Shares  12.86%   $0.00     $6.39     $31.02 to $27.70 = (11%)
 Class C Shares  12.87%   $0.00     $6.39     $31.16 to $27.86 = (11%)

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 6.95%, 6.67%, and 11.73%, respectively.

Over time, you can easily increase your opportunity to participate in the growth of American companies by reinvesting your dividends and capital gains automatically in additional fund shares. You can also add to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e. monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.+ You can contact your investment representative or Federated Securities Corp. for more information.

Thank you for selecting Federated Growth Strategies Fund to pursue your long-term financial goals. We welcome your comments and suggestions.

Sincerely,
[Graphic]

Glen R. Johnson
President
June 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]

Jim E. Grefenstette, CFA
Vice President
Federated Management

[Graphic]

WHAT IS YOUR APPRAISAL OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH WAS BOTH REWARDING AND VOLATILE?

The tone for late 1997 was set during the last two weeks of October, when the markets suddenly realized that near-term economic growth in the southeast Asian countries was more problematic than certain. This led to a dramatic downward revaluation of the affected countries' currencies and capital markets. The impact on the U.S. stock market, aside from a terrific one-day thumping, was that there was material uncertainty with regard to how fast U.S. companies could grow earnings over the next year or two. This doubt was caused by fears that U.S. exports to Asia would likely slow (thanks to moderating local demands and a stronger dollar), and that cheaper Asian imports to the U.S. would threaten domestically produced goods.

The result of the Asian transformation from hero to goat was that investors began to pay premiums for securities that offered stability and to demand discounts for those that entailed higher risk. The Standard & Poor's ("S&P") 500 Index (large cap stocks) returned 2.9% for the quarter, while the S&P 600 Small Cap Index (small cap stocks) lost 3.1% and the NASDAQ Composite (a range of caps dominated by large technology stocks) lost 6.8%.*

Federated Growth Strategies Fund felt the effects of the changes in market sentiment. We left the third quarter of 1997 with the wind in our sails, benefiting from the trend of moderating domestic economic growth favoring smaller growth stocks. The Asian turmoil, however, as mentioned above, caused investors to rapidly migrate toward the stability of larger stocks.

* The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 600 Small Cap Index is a capitalization weighted index that measures the performance of selected U.S. stocks with a small market capitalization. NASDAQ Composite is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities. These indices are unmanaged, and investments cannot be made in an index.

After that fretful fourth quarter, we returned to business as usual in the first quarter of 1998. The rally was broad as the S&P 500 Index returned 13.9%, the S&P 600 Small Cap Index was up 11.1%, and the NASDAQ Composite gained 17.3%. Federated Growth Strategies Fund performed in line with the market in 1998, as Class A, B, and C Shares recorded total returns of 14.49%, 14.27%, and 14.27%, respectively, for the period from January 1, 1998 to April 30, 1998.** These year-to-date returns were comparable to the 14.27% return of the average growth fund tracked by the Lipper Growth Funds Average.+

[Graphic]

WHAT IS YOUR OUTLOOK ON ASIA'S POTENTIAL IMPACT ON THE MARKET?

Concerns of a meltdown in Asia resulting in a decline in global Gross Domestic Product ("GDP"), global excess capacity, reduced U.S. exports, and intense pricing pressures have been eased considerably. Asia, including Japan, represents 30% of U.S. exports, but only 3% of domestic GDP. Because the region is a large source of imports, lower import prices should benefit the economy by further reducing inflation and our multi-national companies with lower sourced material costs. While we think it is appropriate for the market to recognize this, it should also be noted that U.S. exports, along with business fixed investment, have been the greatest contributors to GDP growth in the U.S.

[Graphic]

HOW DID FEDERATED GROWTH STRATEGIES FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1998 COMPARED TO THE LIPPER GROWTH FUNDS AVERAGE?

The fund's six-month total returns for Class A, B, and C Shares were 13.19%, 12.86%, and 12.87%, respectively, based on net asset value.** These returns lagged the 17.31% return of the fund's peer group, the Lipper Growth Funds Average.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period from January 1, 1998 to April 30, 1998, based on offering price for Class A, B, and C Shares were 8.20%, 8.79%, and 13.29%, respectively. Total returns for the six-month reporting period ended April 30, 1998, based on offering price for Class A, B, and C Shares were 6.95%, 6.67%, and 11.73%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

[Graphic]

WHAT ARE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases include the following:

ADVANCED FIBRE COMMUNICATIONS (1.36% of portfolio): Advanced Fibre designs and sells one of the most flexible and saleable next generation digital loop carrier systems on the market. The company is well positioned to benefit from the prevailing trends in the carrier equipment industry.

CHANCELLOR MEDIA (0.58% of portfolio): This is the largest pure-play public radio company and the second largest overall with 99 stations in the 21 largest U.S. markets. Its stations are well positioned for growth due to steady ratings gains and a rising national advertising presence.

EMC CORP. (0.92% of portfolio): A leading manufacturer of enterprise-scale data storage devices, EMC is enjoying growth as networks increase in number and grow in size. The company should continue to benefit from the shift from mainframes to servers, a trend that should last for years to come.

FAIRFIELD COMMUNITIES (0.71% of portfolio): Fairfield is a leading vacation ownership sales company with innovative product development and marketing. Vacation ownership should grow as Baby Boomers mature and experience improved disposable income. Fairfield has the potential to grow earnings 25%-30% per year by consolidating a fragmented industry of small operators.

[Graphic]

HOW HAS THE MARKET INFLUENCED THE FUND'S SECTOR WEIGHTINGS?

We still think it will take at least several quarters to work through the Asian situation, and that it will put pressure on industrial commodity companies. So, despite the respectable performance of basic industry and producer manufacturing stocks, we continue to underweight these groups, as well as the energy sector.

Our domestic economy remained healthy, as strong employment trends and wage growth invigorated American consumers to spend more money on automobiles, housing, and retail goods. This has led to strong performance by the consumer durable manufacturers and retail sector. We brought our durables sector position up closer to market weight to take advantage of the healthy consumer trend, but remain selective. We have reduced our retail exposure closer to market weight with the strong performance of this group. We expect this environment to also benefit the services sector, to which we have been aggressively increasing our exposure.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1998, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                      PERCENTAGE OF
NAME                                    NET ASSETS
Advanced Fibre Communications              1.4%
Lucent Technologies, Inc.                  1.3%
Tellabs, Inc.                              1.2%
Pfizer, Inc.                               1.2%
MBNA Corp.                                 1.2%
Equitable Companies, Inc.                  1.1%
Dollar Tree Stores Inc.                    1.1%
Schering Plough Corp.                      1.1%
Warner-Lambert Co.                         1.1%
Conseco, Inc.                              1.1%
  TOTAL                                   11.8%

                         PERCENTAGE OF      PERCENTAGE OF
SECTOR                     NET ASSETS       S&P 500 INDEX
Technology                   20.8%              15.2%
Finance                      16.0%              16.0%
Health Care                  12.8%              11.4%
Consumer Non-Durables        10.9%              11.0%
Energy/Minerals               7.3%               9.1%
Utilities                     5.6%               9.5%
Services                      5.3%               5.1%
Retail Trade                  5.2%               4.8%
Producer Manufacturing        4.1%               7.7%
Consumer Durables             3.6%               3.4%
Basic Industry                2.5%               5.4%
Transportation                1.2%               1.4%
Other                         3.3%               0.0%

[Graphic]

AS WE APPROACH MID-YEAR, WHAT IS YOUR OVERALL OUTLOOK FOR THE MARKET?

The market is not cheap, but based on interest rates, it is not overly expensive. If inflation stays around 2%, it is fairly valued, and the market is discounting a decline in interest rates. We think a decline in rates is reasonable based on decelerating growth of consumer credit, slower industrial capacity growth, and the federal government's budget moving from deficit to surplus, combined with problems abroad and lower international interest rates. With top-down strategists' earnings expectations still well below bottom-up analysts estimates, we think earnings are a bigger risk than valuations. Such an environment should continue to put a premium on the reliability of earnings growth and result in a strong bid for growth stocks.

               TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
                      FEDERATED GROWTH STRATEGIES FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $14,000 IN THE CLASS A SHARES OF FEDERATED GROWTH STRATEGIES FUND ON 8/23/84, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $120,717 ON 4/30/98. YOU WOULD HAVE EARNED A 17.05%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 38.45%, 17.16%, and 15.43%, respectively. Class B Shares' 1-year and since inception (8/16/95) total returns were 38.41% and 25.78%, respectively. Class C Shares' 1-year and since inception (8/16/95) total returns were 44.45% and 27.83%, respectively.**

"Graphic representation "B1" omitted.  See Appendix."

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total returns stated take into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

                      FEDERATED GROWTH STRATEGIES FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 13 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $48,975.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $48,975* by 4/30/98. You would have earned an average annual total return of 16.19%.

A practical investment plan helps you pursue long-term performance from growth oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work!

"Graphic representation "B2" omitted.  See Appendix."

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

                      FEDERATED GROWTH STRATEGIES FUND
      HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their child. On April 30, 1988, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $92,936. This represents a 16.42% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

"Graphic representation "B3" omitted.  See Appendix."

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED GROWTH STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

APRIL 30, 1998 (UNAUDITED)


   SHARES                                                                     VALUE
 COMMON STOCKS -- 95.3%
                        BASIC INDUSTRY -- 2.5%
              23,000    Goodrich (B.F.) Co.                               $   1,237,688
              62,100    Monsanto Co.                                          3,283,538
             165,200 (a)Royal Group Technologies Ltd.                         5,131,525
              59,000    Southdown, Inc.                                       4,174,250
              52,500    Texas Industries, Inc.                                3,382,969
                          Total                                              17,209,970
                        CONSUMER DURABLES -- 3.6%
             130,000    Centex Corp.                                          4,517,500
             208,600 (a)Fairfield Communities, Inc.                           4,876,025
             225,500 (a)Furniture Brands International, Inc.                  6,624,063
             153,600 (a)Gentex Corp.                                          5,184,000
             117,400    Oakwood Homes Corp.                                   3,309,213
                          Total                                              24,510,801
                        CONSUMER NON-DURABLES -- 10.9%
              92,200    American International Pasta Co.                      2,766,000
              38,200    Clorox Co.                                            3,204,025
              67,800    Coca-Cola Co.                                         5,144,325
              53,000    Colgate-Palmolive Co.                                 4,753,438
              44,000    Gillette Co.                                          5,079,250
             115,100 (a)Jones Apparel Group, Inc.                             6,884,419
             106,900 (a)Keebler Foods Co.                                     3,046,650
              87,600    Procter & Gamble Co.                                  7,199,625
              75,300    Quaker Oats Co.                                       3,915,600
             116,200    RJR Nabisco Holdings Corp.                            3,231,813
             182,600 (a)Smithfield Foods, Inc.                                5,546,475
              87,800    St. John Knits, Inc.                                  3,918,075
              95,900 (a)Tommy Hilfiger Corp.                                  5,849,900

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                     VALUE
 COMMON STOCKS -- CONTINUED
 CONSUMER NON-DURABLES -- CONTINUED
             112,000    Universal Corp.                                   $   4,193,000
             126,900    Wolverine World Wide, Inc.                            3,664,238
              62,300    Wrigley (Wm.), Jr. Co.                                5,544,700
                          Total                                              73,941,533
                       ENERGY/MINERALS -- 7.3%
             192,400 (a)BJ Services Co.                                       7,215,000
              38,800    Baker Hughes, Inc.                                    1,571,400
              90,800 (a)Cooper Cameron Corp.                                  6,032,525
              93,800    Diamond Offshore Drilling, Inc.                       4,748,625
             109,600    ENSCO International, Inc.                             3,096,200
             171,100 (a)Friede Goldman International, Inc.                    6,886,775
             247,800 (a)Global Industries Ltd.                                5,621,963
             210,700 (a)Global Marine, Inc.                                   4,964,619
              87,900    Tosco Corp.                                           3,131,438
             199,800 (a)Varco International, Inc.                             6,143,850
                          Total                                              49,412,395
                        FINANCE -- 16.0%
              77,500    Ahmanson (H.F.) & Co.                                 5,909,375
              61,800    Allstate Corp.                                        5,948,250
              39,400    American International Group, Inc.                    5,183,563
              52,800    Bank of New York Co., Inc.                            3,118,500
              62,600    BankAmerica Corp.                                     5,321,000
             223,500 (a)Catellus Development Corp.                            3,981,094
             149,900    Conseco, Inc.                                         7,438,788
             108,000 (a)E*Trade Group, Inc.                                   2,693,250
             126,100    Equitable Cos., Inc.                                  7,739,388
             184,600    Frontier Insurance Group, Inc.                        4,891,900
             129,500 (a)Golden State Bancorp, Inc.                            5,050,500

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                     VALUE
 COMMON STOCKS -- CONTINUED
                        FINANCE -- CONTINUED
             232,387    MBNA Corp.                                        $   7,872,110
              87,800    Mellon Bank Corp.                                     6,321,600
              77,400    Merrill Lynch & Co., Inc.                             6,791,850
              93,605    Morgan Stanley, Dean Witter & Co.                     7,383,094
             113,400    Old Republic International Corp.                      5,131,350
              60,900    Providian Financial Corp.                             3,665,419
             116,550    Raymond James Financial, Inc.                         3,795,159
             106,800    Torchmark Corp.                                       4,759,275
              88,300    Travelers Group, Inc.                                 5,402,856
                          Total                                             108,398,321
                        HEALTH CARE -- 12.8%
              58,500 (a)Centocor, Inc.                                        2,467,969
              79,700 (a)Dura Pharmaceuticals, Inc.                            2,112,050
              74,300    Guidant Corp.                                         4,968,813
              93,100    HBO & Co.                                             5,568,544
             163,200 (a)Healthsouth Corp.                                     4,926,600
              50,900    Johnson & Johnson                                     3,632,988
              85,900    Lilly (Eli) & Co.                                     5,975,419
              52,100    Merck & Co., Inc.                                     6,278,050
             243,300 (a)PSS World Medical, Inc.                               5,459,044
              69,900    Pfizer, Inc.                                          7,955,494
             414,800 (a)PharMerica, Inc.                                      5,755,350
              96,600 (a)Quintiles Transnational Corp.                         4,781,700
              93,800    Schering Plough Corp.                                 7,515,725
             112,700    Smithkline Beecham Corp., ADR                         6,712,694
              96,300 (a)Universal Health Services, Inc., Class B              5,543,269
              39,500    Warner-Lambert Co.                                    7,472,906
                          Total                                              87,126,615

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                     VALUE
 COMMON STOCKS -- CONTINUED
                         PRODUCER MANUFACTURING -- 4.1%
             105,000 (a)Chicago Miniature Lamp, Inc.                     $    4,029,375
              97,700 (a)EVI, Inc.                                             5,202,525
              39,600    General Electric Co.                                  3,370,950
             117,600    Miller Herman, Inc.                                   3,550,050
              68,900    Precision Castparts Corp.                             4,280,413
             129,500    Tyco International, Ltd.                              7,057,750
                          Total                                              27,491,063
                        RETAIL TRADE -- 5.2%
             142,300 (a)Dollar Tree Stores, Inc.                              7,719,775
             131,100 (a)General Nutrition Cos., Inc.                          4,703,213
              92,600    Home Depot, Inc.                                      6,447,275
             179,700 (a)Safeway, Inc.                                         6,873,525
             176,700 (a)Staples, Inc.                                         4,362,281
             122,900    TJX Cos., Inc.                                        5,438,325
                          Total                                              35,544,394
                        SERVICES -- 5.3%
             201,600 (a)Allied Waste Industries, Inc.                         5,544,000
              96,400    CBS Corp.                                             3,434,250
             151,455 (a)Cendant Corp.                                         3,786,375
              82,700 (a)Chancellor Media Corp., Class A                       3,923,081
             156,750 (a)Liberty Media Group, Class A, Series A (LBTYA)        5,202,141
              59,200 (a)Premier Parks, Inc.                                   3,293,000
              76,500    Service Corp. International                           3,155,625
             125,700 (a)Snyder Communications, Inc.                           5,342,250
              36,800 (a)Veritas DGC, Inc.                                     1,929,608
                          Total                                              35,610,330

FEDERATED GROWTH STRATEGIES FUND

   SHARES                                                                       VALUE
 COMMON STOCKS -- CONTINUED
                        TECHNOLOGY -- 20.8%
             217,400 (a)Advanced Fibre Communications                    $    9,212,058
              79,000 (a)America Online, Inc.                                  6,320,000
              94,800 (a)Applied Materials, Inc.                               3,424,650
              47,400 (a)BMC Software, Inc.                                    4,434,863
              68,800 (a)CIENA Corp.                                           3,835,600
             134,300 (a)Cadence Design Systems, Inc.                          4,876,769
              92,600 (a)Cisco Systems, Inc.                                   6,782,950
              79,500 (a)Citrix Systems Inc.                                   4,938,938
             112,000 (a)Compuware Corp.                                       5,474,000
             129,000 (a)Cymer, Inc.                                           2,878,313
              81,700 (a)Dell Computer Corp.                                   6,597,275
             136,000 (a)EMC Corp. Mass                                        6,273,000
              92,800 (a)Gemstar International Group Ltd.                      3,584,400
              73,700 (a)HNC Software                                          2,874,300
              71,400   Intel Corp.                                            5,770,013
              95,600 (a)KLA-Tencor Corp.                                      3,853,875
             112,600   Lucent Technologies, Inc.                              8,571,811
             242,000 (a) Mastech Corp.                                        6,413,000
              76,500 (a) Microsoft Corp.                                      6,894,563
              63,900   Northern Telecom Ltd.                                  3,889,913
              95,600 (a)Peoplesoft, Inc.                                      4,445,400
             137,500 (a)Platinum Technology, Inc.                             3,506,250
              59,050 (a)Rambus, Inc.                                          2,653,559
             116,700 (a)SCI Systems, Inc.                                     4,806,581
              87,800 (a)Sportsline USA, Inc.                                  3,094,950
              97,200 (a)Sun Microsystems, Inc.                                4,003,425
             117,200 (a)Tellabs, Inc.                                         8,306,687
              73,800 (a)Xilinx, Inc.                                          3,376,350
                          Total                                             141,093,493

FEDERATED GROWTH STRATEGIES FUND

  SHARES OR
  PRINCIPAL
   AMOUNT                                                                     VALUE
 COMMON STOCKS -- CONTINUED
                        TRANSPORTATION -- 1.2%
              74,000    Expeditors International Washington, Inc.         $   3,145,000
             189,100    Southwest Airlines Co.                                5,188,431
                          Total                                               8,333,431
                        UTILITIES -- 5.6%
              98,400    Coastal Corp.                                         7,029,450
             108,900 (a)ICG Communications, Inc.                              3,811,500
              84,100 (a)ITC DeltaCom, Inc.                                    2,407,363
             146,600 (a)IXC Communications, Inc.                              7,311,688
             130,900    MCI Communications Corp.                              6,585,906
             106,500 (a)PanAmSat Corp.                                        6,223,594
              86,900 (a)Teleport Communications Group, Inc., Class A          4,681,725
                          Total                                              38,051,226
                          TOTAL COMMON STOCKS
                          (IDENTIFIED COST $483,287,250)                    646,723,572
 (B)REPURCHASE AGREEMENT -- 3.3%
        $ 22,205,000    BT Securities Corp., 5.53%, dated 4/30/1998,
                        due 5/1/1998 (AT AMORTIZED COST)                     22,205,000
                          TOTAL INVESTMENTS
                          (IDENTIFIED COST $505,492,250)(C)               $ 668,928,572

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $505,492,250. The net unrealized appreciation of investments on a federal tax basis amounts to $163,436,322 which is comprised of $171,156,086 appreciation and $7,719,764 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($678,290,314) at
April 30, 1998.

The following acronym is used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value
 (identified cost $505,492,250)                                                       $668,928,572
 Cash                                                                                    5,552,245
 Income receivable                                                                         317,264
 Receivable for investments sold                                                        21,139,864
 Receivable for shares sold                                                              2,406,751
   Total assets                                                                        698,344,696
 LIABILITIES:
 Payable for investments purchased                                       $18,991,542
 Payable for shares redeemed                                                 804,850
 Income distribution payable                                                      35
 Payable for taxes withheld                                                   12,019
 Accrued expenses                                                            245,936
   Total liabilities                                                                    20,054,382
 NET ASSETS for 23,973,916 shares outstanding                                         $678,290,314
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $482,003,421
 Net unrealized appreciation of investments                                            163,436,322
 Accumulated net realized gain on investments                                           34,263,770
 Distributions in excess of net investment income                                       (1,413,199)
   Total Net Assets                                                                   $678,290,314
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($592,158,329 / 20,866,986 shares                                $28.38
 outstanding)
 Offering Price Per Share (100/94.50 of $28.38)*                                            $30.03
 Redemption Proceeds Per Share                                                              $28.38
 CLASS B SHARES:
 Net Asset Value Per Share ($74,197,840 / 2,678,550 shares outstanding)                     $27.70
 Offering Price Per Share                                                                   $27.70
 Redemption Proceeds Per Share (94.50/100 of $27.70)**                                      $26.18
 CLASS C SHARES:
 Net Asset Value Per Share ($11,934,145 / 428,380 shares outstanding)                       $27.86
 Offering Price Per Share                                                                   $27.86
 Redemption Proceeds Per Share (99.00/100 of $27.86)**                                      $27.58

* See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $13,820)                                $1,656,570
 Interest                                                                               602,105
    Total income                                                                      2,258,675
 EXPENSES:
 Investment advisory fee                                                 $2,180,768
 Administrative personnel and services fee                                  219,285
 Custodian fees                                                              21,167
 Transfer and dividend disbursing agent fees and expenses                   157,293
 Directors'/Trustees' fees                                                    1,650
 Auditing fees                                                                8,373
 Legal fees                                                                   1,867
 Portfolio accounting fees                                                   56,397
 Distribution services fee -- Class B Shares                                197,877
 Distribution services fee -- Class C Shares                                 29,983
 Shareholder services fee -- Class A Shares                                 650,970
 Shareholder services fee -- Class B Shares                                  65,959
 Shareholder services fee -- Class C Shares                                   9,994
 Share registration costs                                                    30,855
 Printing and postage                                                        22,650
 Insurance premiums                                                           3,077
 Taxes                                                                       12,790
 Miscellaneous                                                                6,986
    Total expenses                                                        3,677,941
 Waivers --
    Waiver of shareholder services fee -- Class A Shares      $(16,805)
    Waiver of shareholder services fee -- Class C Shares          (948)
       Total waivers                                                        (17,753)
          Net expenses                                                                3,660,188
            Net operating loss                                                       (1,401,513)
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                    35,008,875
 Net change in unrealized appreciation of investments                                42,146,221
    Net realized and unrealized gain on investments                                  77,155,096
       Change in net assets resulting from operations                               $75,753,583

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                ENDED YEAR ENDED
                                                                     (UNAUDITED)      OCTOBER 31,
                                                                    APRIL 30, 1998        1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net operating loss                                                $ (1,401,513)   $    (882,924)
 Net realized gain on investments ($35,008,875 and $114,090,561,
 respectively, as computed for federal tax purposes)                 35,008,875      113,887,481
 Net change in unrealized appreciation                               42,146,221       58,806,461
  Change in net assets resulting from operations                     75,753,583      171,811,018
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                             --          (15,300)
 Distributions in excess of net investment income
  Class A Shares                                                             --          (11,686)
 Distributions from net realized gains
  Class A Shares                                                   (103,524,863)     (32,989,453)
  Class B Shares                                                     (8,434,004)      (1,366,243)
  Class C Shares                                                     (1,228,554)        (434,938)
   Change in net assets resulting from distributions
   to shareholders                                                 (113,187,421)     (34,817,620)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                       379,112,689      345,861,726
 Proceeds from shares issued in connection with the acquisition              --       74,233,048
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                              85,270,596       22,808,813
 Cost of shares redeemed                                           (303,784,951)    (347,178,563)
  Change in net assets resulting from share transactions            160,598,334       95,725,024
   Change in net assets                                             123,164,496      232,718,422
 NET ASSETS:
 Beginning of period                                                555,125,818      322,407,396
 End of period                                                    $ 678,290,314    $ 555,125,818

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                           ENDED
                                        (UNAUDITED)
                                         APRIL 30,               YEAR ENDED OCTOBER 31,
                                           1998       1997     1996     1995       1994      1993
 NET ASSET VALUE, BEINNING OF PERIOD     $31.54      $25.84    $26.22   $21.28     $23.92    $21.16
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)            (0.05)      (0.04)     0.04     0.24       0.21      0.20
  Net realized and unrealized gain
  (loss)
  on investments                           3.28        8.56      5.01     5.64      (2.18)     2.96
 Total from investment operations          3.23        8.52      5.05     5.88      (1.97)     3.16
 LESS DISTRIBUTIONS
  Distributions from net investment
  income                                     --        0.00**   (0.04)   (0.26)     (0.19)    (0.23)
  Distributions from net realized
  gain
  on investments                          (6.39)      (2.82)    (5.39)   (0.68)     (0.48)    (0.17)
 Total distributions                      (6.39)      (2.82)    (5.43)   (0.94)     (0.67)    (0.40)
 NET ASSET VALUE, END OF PERIOD          $28.38      $31.54    $25.84   $26.22     $21.28    $23.92
 TOTAL RETURN(A)                          13.19%      36.37%    23.16%   29.03%     (8.43%)   15.06%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                 1.18%*      1.14%     1.13%    1.10%      0.99%     0.96%
  Net investment income/(loss)            (0.40%)*    (0.14%)    0.15%    1.05%      0.89%     0.90%
  Expense waiver/reimbursement(b)          0.01%*      0.10%     0.15%    0.16%        --        --
 SUPPLEMENTAL DATA
  Net assets, end of period (000       $592,158    $509,678  $307,382 $249,110   $320,630  $460,811
  omitted)
  Average commission rate paid(c)       $0.0559      $.0571   $0.0566       --         --        --
  Portfolio turnover                         61%        146%       89%     125%        59%       57%

* Computed on an annualized basis.

** Amounts distributed per share do not round to $0.01.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS
                                                     ENDED
                                                   (UNAUDITED)
                                                    APRIL 30,        YEAR ENDED OCTOBER 31,
                                                      1998        1997      1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                $31.02      $25.65    $26.23     $25.51
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                  (0.09)      (0.10)    (0.10)     (0.02)
  Net realized and unrealized gain on investments      3.16        8.29      4.91       0.74
  Total from investment operations                     3.07        8.19      4.81       0.72
 LESS DISTRIBUTIONS
  Distributions from net realized gain on             (6.39)      (2.82)    (5.39)        --
  investments
 NET ASSET VALUE, END OF PERIOD                      $27.70      $31.02    $25.65     $26.23
 TOTAL RETURN(B)                                      12.86%      35.23%    22.03%      2.82%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                             1.94%*      1.99%     2.03%      2.04%*
  Net operating loss                                  (1.16%)*    (1.04%)   (0.79%)    (0.66%)*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $74,198     $39,588   $10,858     $1,345
  Average commission rate paid(c)                   $0.0559     $0.0571   $0.0566         --
  Portfolio turnover                                     61%        146%       89%       125%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    SIX MONTHS
                                                       ENDED
                                                    (UNAUDITED)
                                                     APRIL 30,       YEAR ENDED OCTOBER 31,
                                                       1998        1997      1996     1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                 $31.16      $25.68    $26.22    $25.51
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                   (0.08)      (0.20)    (0.05)    (0.02)
  Net realized and unrealized gain on investments       3.17        8.50      4.90      0.73
  Total from investment operations                      3.09        8.30      4.85      0.71
 LESS DISTRIBUTIONS
  Distributions from net realized gain on              (6.39)      (2.82)    (5.39)       --
  investments
 NET ASSET VALUE, END OF PERIOD                       $27.86      $31.16    $25.68    $26.22
 TOTAL RETURN(B)                                       12.87%      35.66%    22.12%     2.78%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                              1.92%*      1.90%     1.92%     2.05%*
  Net operating loss                                   (1.14%)*    (0.91%)   (0.72%)   (0.71%)*
  Expense waiver/reimbursement(c)                       0.02%*      0.09%     0.12%       --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)            $11,934      $5,860    $3,667       $57
  Average commission rate paid(d)                    $0.0559     $0.0571   $0.0566        --
  Portfolio turnover                                      61%        146%       89%      125%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers 3 classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the fund is appreciation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Distribution in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                        SIX MONTHS ENDED                  YEAR ENDED
                                        APRIL 30, 1998                OCTOBER 31, 1997
 CLASS A SHARES                      SHARES        AMOUNT         SHARES           AMOUNT
 Shares sold                       13,010,069   $341,699,878    12,275,128   $ 315,683,919
 Shares issued in connection
  with the acquisition                     --             --     3,104,686      74,233,048
 Shares issued to shareholders
  in payment of distributions       3,073,854     76,047,398       878,652      21,166,808
  declared
 Shares redeemed                  (11,378,997)  (299,081,619)  (12,012,363)   (340,958,561)
  Net change resulting from
  Class A Share transactions        4,704,926   $118,665,657     4,246,103   $  70,125,214


                                        SIX MONTHS ENDED                 YEAR ENDED
                                        APRIL 30, 1998               OCTOBER 31, 1997
 CLASS B SHARES                      SHARES        AMOUNT         SHARES          AMOUNT
 Shares sold                        1,226,117   $ 31,821,342       954,973   $  27,222,810
 Shares issued to shareholders in
  payment of distributions declared   336,615      8,152,832        53,641       1,280,406
 Shares redeemed                     (160,493)    (4,195,784)     (155,624)     (4,220,243)
  Net change resulting from
   Class B Share transactions       1,402,239   $ 35,778,390       852,990   $  24,282,973

                                        SIX MONTHS ENDED                 YEAR ENDED
                                        APRIL 30, 1998               OCTOBER 31, 1997
 CLASS C SHARES                      SHARES        AMOUNT         SHARES          AMOUNT
 Shares sold                          215,252   $  5,591,469       106,759   $   2,954,997
 Shares issued to shareholders in
  payment of distributions declared    43,939      1,070,366        15,123         361,599
 Shares redeemed                      (18,854)      (507,548)      (76,646)     (1,999,759)
  Net change resulting from
   Class C share transactions         240,337   $  6,154,287        45,236   $   1,316,837
    Net change resulting from
     share transactions             6,347,502   $160,598,334     5,144,329   $  95,725,024

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Trust's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                    PERCENTAGE OF AVERAGE
 SHARE CLASS NAME    NET ASSETS OF CLASS
 Class B Shares              0.75%
 Class C Shares              0.75%

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998, were as follows:

 PURCHASES                   $404,998,929
 SALES                       $349,204,251

TRUSTEES
John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constanakis

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400
www.federatedinvestors.com

Cusip 314172107
Cusip 314172206
Cusip 314172305
8010409 (6/98)


B1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from August 23, 1984 to April 30, 1998. The "y" axis is measured in increments of $20,000 ranging from $0 to $140,000 and indicates that the ending value of a hypothetical initial investment of $14,000 in the Federated Growth Strategies Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $120,717 on April 30, 1998.

B2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from August 23, 1984 to April 30, 1998. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Growth Strategies Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $48,975 on April 30, 1998.

B3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from April 30, 1988 to April 30, 1998. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Growth Strategies Fund's Class A Shares would have grown to $92,936 on April 30, 1998.